Investor Presentation Second Quarter 2023 July 27, 2023 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000 Steve Gardner Chairman, Chief Executive Officer, & President sgardner@ppbi.com 949-864-8000

2© 2023 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, capital management, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; recent adverse developments in the banking industry highlighted by high-profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; the effects of, and changes in, our ability to attract and retain deposits and access to other sources of liquidity; trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; interest rate, liquidity, economic, market, credit, operational and inflation/deflation risks associated with our business, including the speed and predictability of changes in these risks; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; compliance risks, including the costs of monitoring, testing, and maintaining compliance with complex laws and regulations; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; risks and uncertainties related to our adoption of the SOFR family of interest rates to replace LIBOR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible credit related impairments of securities held by us; possible impairment charges to goodwill, including any impairment that may result from increasing volatility in our stock price; the impact of governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; recent or future changes in the FDIC insurance assessment rate; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the possibility that we may reduce or discontinue the payments of dividends on our common stock; the possibility that we may discontinue, reduce or limit repurchases of common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; climate change, including regulatory, compliance and credit and reputational risks; cybersecurity threats and incidents, and related potential costs and risks, including reputation, financial and litigation risks, natural disasters, earthquakes, fires and severe weather; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2022 Annual Report on Form 10-K and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PRESENTATION CONTENTS Corporate Overview 4 Second Quarter Performance Highlights 6 Balance Sheet Highlights 10 Asset Quality & Credit Risk Management 17 Loan Metrics 22 Strategy and Technology 28 Culture and Governance 31 Appendix: Non-GAAP Reconciliation 36

PPBI Corporate Overview

5© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(2) Profitability and Credit Quality(2) Assets $20.7 billion ROAA 1.09% Loans HFI(4) $13.7 billion PPNR ROAA(3) 1.52% TCE / TA(3) 9.59% Efficiency Ratio(3) 54.1% Tier 1 Capital Ratio 14.34% NPA / Assets 0.08% Total Capital Ratio 17.24% ACL / Loans 1.41% Premier commercial bank in key metropolitan areas throughout the Western U.S. 1. Market data as of July 26, 2023 2. As of June 30, 2023 or for the three months ended June 30, 2023 3. Please refer to non-U.S. GAAP reconciliation in the appendix 4. Excludes the basis adjustment associated with the application of hedge accounting on certain loans 2Q23 Financial Highlights PACIFIC PREMIER BANCORP, INC. Corporate Overview & Market Data Branch Network 58 Full Service Branch Locations Market Capitalization(1) $2.4 Billion Dividend Yield(1) 5.25% P/TBV(1) 1.28x Pacific Premier Footprint 9 1 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (21) San Diego (5) Riverside-San Bernardino (9) 35 Central Coast California San Luis Obispo (7) Santa Barbara (2) 9 Pacific Northwest Seattle MSA (8) Other Washington (1) Portland MSA (1)

Second Quarter Performance Highlights

7© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Q2 2023 RESULTS 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Includes federally-insured deposits, $612 million of collateralized municipal deposits, and $70 million of privately insured deposits 3. Excludes the basis adjustment associated with the application of hedge accounting on certain loans 4. Including fair value net discount on acquired loans Operating Results • Net income of $57.6 million, or $0.60 per diluted share • ROAA of 1.09% and ROATCE of 12.7%(1) • Pre-provision net revenue (“PPNR”) of $80.0 million and PPNR ROAA of 1.52%(1) • Net interest margin of 3.33% in Q2 2023 • Efficiency ratio of 54.1%(1) and noninterest expense of $100.6 million Loans • Loan portfolio of $13.7 billion(3) • 2Q 2023 loan yields increased 17 basis points to 5.27% • Loan / deposit ratio of 82.3%, compared to 82.4% in Q1 2023 • Quarterly loan production of $148.5 million Deposits • Total deposits equaled $16.5 billion • Non-maturity deposits of $13.5 billion, 81.4% of total deposits, cost of non-maturity deposits of 0.71%(1) • Non-interest bearing deposits represent 35.7% of total deposits • 2Q 2023 insured and collateralized deposits(2) comprised 68% of total deposits Capital & Liquidity • Declared quarterly dividend of $0.33 per share • Tangible common equity to tangible assets increased to 9.59%(1) • Tangible book value per share increased to $19.79(1) • Cash increased to $1.5 billion with additional $8.5 billion of available borrowing capacity at June 30, 2023 Asset Quality • Delinquent loans were 0.23% of total loans held for investment • Nonperforming assets were 0.08% of total assets • Net charge-offs of $3.7 million or 0.03% as a percentage of average total loans • ACL for LHFI of $192.3 million, or 1.41% of loans; total loss absorption capacity equals 1.76% of loans(4)

8© 2023 Pacific Premier Bancorp, Inc. | All rights reserved STRONG CAPITAL POSITION Consolidated PPBI Capital Ratios • Declared $0.33 per share dividend in Q2 2023 • Higher consolidated Q2 2023 capital levels that significantly exceed well-capitalized regulatory requirements 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Regulatory standards for “well-capitalized” threshold calculated under Basel III capital rules inclusive of the required conservation buffer Consolidated PPBI Pacific Premier Bank Leverage Ratio 10.90% 10.41% 5.00% Common Equity Tier 1 Ratio (CET1) 14.34% 13.54% 7.00% Tier 1 Ratio 14.34% 13.54% 8.50% Total Capital Ratio 17.24% 16.33% 10.50% Tangible Common Equity Ratio(1) 9.59% 9.20% N/A Leverage Ratio 12.15% 11.93% 5.00% Common Equity Tier 1 Ratio (CET1) 15.99% 15.52% 7.00% Tier 1 Ratio 15.99% 15.52% 8.50% Total Capital Ratio 17.05% 16.55% 10.50% Q2 2023 Q1 2023 Threshold (2) 5.00% 7.00% 8.50% 10.50%10.41% 13.54% 13.54% 16.33% 10.90% 14.34% 14.34% 17.24% Tier 1 Leverage Ratio CET1 Ratio Tier 1 Ratio TRBC Ratio Well-Capitalized Req. 1Q23 2Q23

9© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Pre-Provision Net Revenue(1)Revenue and Efficiency Ratio(1) CORE EARNINGS AND EFFICIENCY Note: All dollars in millions 1. Excludes merger-related expenses. Annualized results for 2Q23. Please refer to non-U.S. GAAP reconciliation in the appendix Strong capital generation from pre-provision net revenue and operating efficiencies • Compound annual growth rate for total revenue of 28% and pre-provision net revenue of 32%(1) • Efficiency ratio improved meaningfully from 2013, highlighting the benefits of scale and expense management $67.3 $87.0 $120.7 $172.7 $278.6 $423.7 $482.5 $645.5 $770.2 $785.9 $722.5 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.4% 48.8% 54.1% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 Total Revenue Efficiency Ratio $23.4 $33.6 $52.2 $79.0 $131.7 $192.3 $224.1 $313.5 $389.9 $389.2 $319.9 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.81% 1.52% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q23 Pre-Provision Net Revenue PPNR / Average Assets

PPBI Balance Sheet Highlights

11© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Non-interest Bearing Deposits, 35.7% Interest-bearing Non-maturity Deposits, 45.7% Brokered Deposits, 10.4%Retail CDs, 8.2% Total Deposits of $16.5 billion as of June 30, 2023 Relationship-based core deposits • Well-diversified and granular customer base with above average levels of non-interest bearing deposits reflects our relationship-based business model • Non-interest bearing deposits comprise 36% of total deposits • Non-maturity deposit costs of 0.71%(3) • Uninsured and uncollateralized deposits 32% of total deposits as of June 30, 2023 HIGH QUALITY DEPOSIT FRANCHISE 1. As of June 30, 2023 2. Quarterly average cost 3. Please refer to the non-U.S. GAAP information in the appendix 4. Excludes Commerce Escrow and Exchange, HOA and Pacific Premier Trust relationships Quarterly Average Cost of Total Deposits Trend Relative to Fed Funds Rate Total Average Cost of Deposits = 25% Cumulative Beta 4Q21-2Q23 Cost of non- maturity deposits: 0.71% Deposits Detail as of June 30, 2023 Average Length of Commercial and Consumer Banking Relationship(4) = 12.5 years 1.58 3.08 4.33 4.83 5.08 0.06 0.22 0.58 0.94 1.27 2Q22 3Q22 4Q22 1Q23 2Q23 Federal Funds Rate Cost of Total Deposits Balance(1) % of Total Avg. Cost of Deposits(2) Spot Cost of Deposits (dollars in thousands) Noninterest-bearing demand 5,895,975$ 35.7% 0.00% 0.00% Interest-bearing demand 2,759,855 16.7% 1.26% 1.21% Money market / savings 4,801,288 29.0% 1.26% 1.39% Total non-maturity deposits 13,457,118 81.4% 0.71% 0.78% Retail certificates of deposit 1,366,071 8.2% 3.21% 3.47% Wholesale/brokered certificates of deposit 1,716,686 10.4% 4.28% 4.59% Total maturity deposits 3,082,757 18.6% 3.83% 4.10% Total deposits 16,539,875$ 100.0% 1.27% 1.40%

12© 2023 Pacific Premier Bancorp, Inc. | All rights reserved 1. Uninsured and uncollateralized deposits estimated as total deposits less federally-insured deposits, $612 million of collateralized municipal deposits, and $70 million of privately insured deposits 2. Also includes interest-bearing time deposits with financial institutions STRONG LIQUIDITY POSITION Quarterly Period-end Cash Balance Trends ($ in millions)(2) Well-positioned with enhanced liquidity • Cash increased to $1.5 billion at June 30, 2023 • Did not access either the FRB discount window or BTFP program during 2Q 2023 or 1Q 2023 • Significant secondary sources of liquidity with $8.5 billion of additional available capacity • Total liquidity coverage ratio of 1.9x to uninsured and uncollateralized deposits(1) Sources of Liquidity as of June 30, 2023 2Q23 Liquidity / Uninsured and Uncollateralized Deposits ($ in billions)(1) $ in millions As of June 30, 2023 Cash and Cash Equivalents(2) $ 1,465 On Balance Sheet Liquidity 1,465 Additional Sources of Liquidity Unused FHLB Borrowing Capacity $ 4,751 Correspondent Banks 390 FRB Discount Window 1,349 FRB BTFP 2,039 Total Unused Borrowing Capacity $ 8,529 Total Liquidity $ 9,994 1.9x Coverage $975 $741 $1,103 $1,427 $1,465 4.4% 3.4% 5.1% 6.7% 7.1% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Cash and cash equivalents Cash / total assets $10.0 $5.4 Total Liquidity Estimated Uninsured & Uncollateralized Deposits

13© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Note: All dollars in thousands, unless noted otherwise Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower WELL STRUCTURED LOAN PORTFOLIO Loans Outstanding by Type and Weighted Average Rate(1) June 30, 2023 Loan Repricing Structure(5) New Commitments and Prepay / Payoff Trends(4) - 1. As of June 30, 2023 and excludes the impact of fees, discounts and premiums 2. SBA loans that are collateralized by hotel real property 3. SBA loans that are collateralized by real property other than hotel real property 4. Dollars in millions, Payoff & Prepayment includes prepayments, maturities and normal amortization. 5. As of June 30, 2023, and includes $1.2 billion of variable swaps on fixed rate loans, Loan balances reflect unpaid principal balance and do not include capitalized costs and fees $1,504 $789 $240 $117 $148 $937 $569 $481 $520 $583 4.06% 4.34% 4.61% 4.68% 4.73% 2Q22 3Q22 4Q22 1Q23 2Q23 New Commitments Amort. / Payoff / Prepay Weighted Avg. Rate Variable 24% Adjustable 46% Fixed with Variable Swap 9% Fixed 21% Balance % of Total Weighted Average Rate(1) Investor real estate secured CRE non-owner occupied 2,571,246$ 18.9% 4.61% Multifamily 5,788,030 42.5 3.90% Construction and land 428,287 3.1 8.95% SBA secured by real estate(2) 38,876 0.3 9.03% Total investor real estate secured 8,826,439 64.8 4.37% Business real estate secured CRE owner-occupied 2,281,721 16.8 4.30% Franchise real estate secured 318,539 2.3 4.70% SBA secured by real estate(3) 57,084 0.4 8.72% Total business real estate secured 2,657,344 19.5 4.44% Commercial loans Commercial and industrial 1,744,763 12.8 6.73% Franchise non-real estate secured 351,944 2.6 5.35% SBA non-real estate secured 9,688 0.1 9.35% Total commercial 2,106,395 15.5 6.51% Retail Loans Single family residential 70,993 0.5 6.58% Consumer 2,241 0.0 6.37% Total retail loans 73,234 0.5 6.57% Total loans held for investment 13,663,412$ 100.3% 4.73% Basis adjustment associated with fair value hedge (53,130) (0.3) Total loans held for investment 13,610,282$ 100.0 % As of June 30, 2023 Loan Repricing Summary <1 Year 1-2 Years 2-3 Years >3 Years Total Prime 8.3% 0.1% 0.1% 0.4% 8.9% 6M LIBOR 5.0% 2.4% 0.7% 4.6% 12.7% Long Tenor UST / Swap 2.9% 2.8% 1.8% 5.5% 13.0% Other Indexed Rate Loans 7.5% 1.7% 4.7% 21.7% 35.6% Total Variable Rate Loans 23.7% 7.0% 7.3% 32.2% 70.2% Fixed Rate Loans 1.4% 1.2% 1.9% 25.3% 29.8% Total Loans 25.1% 8.2% 9.2% 57.5% 100.0%

14© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Commercial and Business 35% Multifamily 42% Commercial Real Estate 22% Consumer 1% 1. As of June 30, 2023 excludes the basis adjustment associated with the application of hedge accounting on certain loans 2. Commercial and business loans, distribution by North American Industry Classification (NAICS) Loans Outstanding by Type(1) Commercial & Business Loans by Industry(2) HIGH QUALITY LOAN PORTFOLIO $13.7 Billion Diversified loan portfolio • Granular loan portfolio reflects deep and long-tenured client relationships – we lend to well-established businesses and real estate operators. • Conservative, cash-flow lender with a long history of proactive and effective credit risk management. • Commercial loans with diverse set of industries across Western U.S. CRE Loans Maturity Profile as of June 30, 2023 • CRE maturities well distributed into future periods • Limited exposure to maturity over the next several years CRE Loans Maturity Profile <1 Year 1-2 Years 2-3 Years 3-5 Years >5 Years Total Multifamily 0.3% 0.4% 0.8% 2.4% 38.6% 42.5% CRE Owner-Occupied 0.4% 0.3% 0.7% 1.4% 14.1% 16.8% CRE Non-Owner Occupied 1.2% 1.0% 1.5% 2.9% 12.3% 18.9% Total 1.9% 1.7% 2.9% 6.7% 65.0% 78.2% Accommodation and Food Services 17% Construction 12% Manufacturing 10%Other Services (except Public Administration) 8% Health Care and Social Assistance 8% Real Estate and Rental and Leasing 7% Retail Trade 6% Wholesale Trade 5% Finance and Insurance 5% Educational Services 4% Public Administration 4% Agriculture, Forestry, Fishing and Hunting 4% Professional, Scientific, and Technical Services 4% Other 8%

15© 2023 Pacific Premier Bancorp, Inc. | All rights reserved <1 Year 26% 1-3 Years 32% 3-5 Years 13% > 5 Years 29% SECURITIES PORTFOLIO Investment Securities as of June 30, 2023 Highly-rated securities portfolio • Investment securities totaled $3.9 billion, or 18.6% of total assets as of June 30, 2023(1) • 2Q23 AFS AOCI unrealized loss position increased slightly to $274.7 million at June 30, 2023 from $253.0 million at March 31, 2023 • Q2 2023 average yield of 2.64%(1) $3.9 Billion 1. For AFS and HTM securities, includes FRB Stock and FHLB stock for yields AFS Duration as of June 30, 2023 3.4 Years AFS Duration 5.4 Years Total Portfolio Duration Muni Bonds 31% MBS 26% CMO 19% Treasurys 0% Agency 11% Corp & Bank Notes 13% Other 0% Securities Mix as June 30, 2023 AFS 54% HTM 46%

16© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NET INTEREST MARGIN Net Interest Margin 2Q NIM narrowed from prior quarter, as higher interest rates and remix toward higher-cost funding sources offset higher earning asset yields Loan Yields Cost of Funds and Cost of Deposits Relative to Fed Funds Rate Factors Affecting Net Interest Margin Increase Decrease (1) 1. Period-end Fed Funds Rate at each respective quarter-end 3.49% 3.61% 3.61% 3.44% 3.33% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Reported Net Interest Margin 4.42% 4.61% 4.94% 5.10% 5.27% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Reported Loan Yield 0.06% 0.22% 0.58% 0.94% 1.27%0.22% 0.38% 0.77% 1.15% 1.45%1.58% 3.08% 4.33% 4.83% 5.08% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Cost of Deposits Cost of Funds Fed Funds Rate

Asset Quality & Credit Risk Management

18© 2023 Pacific Premier Bancorp, Inc. | All rights reserved LOAN PORTFOLIO & CECL ACL for LHFI + Fair Value MarkAllowance for Credit Losses by Loan Type 1. SBA loans that are collateralized by hotel real property 2. SBA loans that are collateralized by real property other than hotel real property 3. Adds back the FV discount to the loans held for investment Increase Decrease Combined Loss Absorption Capacity CECL model update • Reserves reflect changes in asset quality offset by change in loan balances and portfolio composition ACL for LHFI Change Attributions ($ in millions) (dollars in thousands) ACL Balance % of Loans HFI Investor loans secured by real estate CRE non-owner occupied 31,545$ 1.23% Multifamily 55,648 0.96% Construction and land 7,707 1.80% SBA secured by real estate(1) 2,331 6.00% Business loans secured by real estate CRE owner-occupied 28,515 1.25% Franchise real estate secured 6,855 2.15% SBA secured by real estate(2) 4,511 7.90% Commercial loans Commercial and industrial 39,586 2.27% Franchise non-real estate secured 14,642 4.16% SBA non-real estate secured 399 4.12% Retail loans Single family residential 455 0.64% Consumer loans 139 6.20% ACL for Loans HFI 192,333$ 1.41% June 30, 2023 (dollars in thousands) Balance % of Total Loans Held for Investment ACL for LHFI 192,333$ 1.41% Plus: Fair Value Mark on Acquired Loans(3) 48,420 0.35% Total ACL & Fair Value Mark(3) 240,753$ 1.76%

19© 2023 Pacific Premier Bancorp, Inc. | All rights reserved ASSET QUALITY TRENDS Nonperforming Assets (% of Total Assets) Past Due Loans (% of LHFI) Classified Loans (% of Total Loans) Net Charge-offs (% of Average Loans) Asset quality remains strong reflecting disciplined credit risk management Note: Dollars in millions $36.3 $41.3 $43.3 $20.8 $31.0 0.24% 0.28% 0.30% 0.15% 0.23% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Past Due Loans ($ in millions) PD Loans / Loans HFI $44.4 $60.5 $30.9 $30.4 $17.4 0.20% 0.28% 0.14% 0.14% 0.08% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Nonperforming Assets ($ in millions) NPAs / Assets $5.2 $1.1 $3.8 $3.3 $3.7 0.04% 0.01% 0.03% 0.02% 0.03% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net Charge-offs ($ in millions) NCOs / Avg Loans $106.2 $110.1 $149.3 $161.1 $119.9 0.71% 0.74% 1.02% 1.14% 0.88% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Classified Loans ($ in millions) Classified Loans / Loans HFI

20© 2023 Pacific Premier Bancorp, Inc. | All rights reserved 0.08% 4.21% Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 PPBI Peer Median PDNB Failed- Bank Acquisition 4/27/12 CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers throughout varying cycles Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $71 billion as of March 31, 2023

21© 2023 Pacific Premier Bancorp, Inc. | All rights reserved 627% 499% 415% 372% 310% 349% 376% 275% 356% 285% 385% 334% 0% 100% 200% 300% 400% 500% 600% 700% 800% Construction CRE NOO Multifamily Note: Prior to 2020, CRE Concentration Ratio defined as (Non-owner Occupied CRE + Construction + Multifamily) / Total Risk-based Capital 1. CRE Concentration Ratio in 2020 and after defined as (Non-owner Occupied CRE + Construction + Multifamily) / (Tier 1 Capital + ACL attributable to loans) CRE Concentration Ratio(1) Decreased Managed Growth Grandpoint Acquisition Experience in managing CRE loans through multiple cycles • 66% of loans included in CRE concentration at June 30, 2023 are multifamily loans with historically strong performance • CRE concentrations are well-managed across the organization and stress-tested semiannually Opus Acquisition LOW RISK CRE LOAN PORTFOLIO

Selected Loan Metrics Second Quarter 2023 As of June 30, 2023

23© 2023 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: MULTIFAMILY Portfolio Characteristics – Multifamily Loan Balance Outstanding $5.8 billion Number of Loans 2,425 Average Loan Size $2.4 million Loan-to-Value (Weighted Average) 59% DSCR (Weighted Average)* 1.66x Seasoning (Weighted Average) 36 months • Disciplined underwriting focuses on true cash flow, using the lesser of actual or market rents and market vacancy, not projections or positive market trends • Majority of loans are personally guaranteed by principals or by entities with significant net worth and liquidity • Portfolio is well diversified across geographies and project types • Loans to seasoned owners of multifamily properties with extensive operating experience • Limited non-recourse lending reflects seasoned stabilized properties with modest leverage and strong operating results • Core competency for PPBI, an asset class which performed well for the bank during the Great Recession of 2008 Portfolio Fundamentals *DSCR is computed using the most recent NOI provided and annualized current payment amount By # of units (1) By Geography (2) 1. By number of units as primary collateral 2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. 10 or fewer units 19% 11-25 units 28% 26-50 units 20% 51-100 units 19% 101+ units 14% Los Angeles 38% Orange County 4% Riverside 2% San Bernardino 2% San Diego 6% San Luis Obispo 1% Santa Barbara 1% Other CA 13% AZ 8% NV 3% WA 12% Other States 10%

24© 2023 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: CRE NON-OWNER OCCUPIED By Property Type By Geography (1) • Disciplined underwriting standards emphasize actual cash flow coverage of debt service and strong collateral support • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, not projections or proformas • Majority of loans are personally guaranteed by principals or by entities with significant net worth and liquidity • Portfolio is well-diversified across geographies and property types • Seasoned owners and managers of income properties • 80% of loans are to borrowers who maintain a deposit relationship • Core competency for PPBI, an asset class which performed well for the bank during the Great Recession of 2008 Portfolio Characteristics – CRE Non-Owner Occupied* Loan Balance Outstanding(1) $2.6 billion Number of Loans 1,317 Average Loan Size $2.0 million Loan-to-Value (Weighted Average) 50% DSCR (Weighted Average)(2) 1.87x Seasoning (Weighted Average) 54 months 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1)Excludes SBA loans (2)DSCR is computed using the most recent NOI provided and annualized current payment amount Hotel and Motel 12% Industrial 13% Office 27% Retail 33% Other 15% Los Angeles 26% Orange County 14% Riverside 5%San Bernardino 3% San Diego 7% San Luis Obispo 7% Santa Barbara 3% Ventura 1% Other CA 9% AZ 7% NV 6% WA 4% Other States 8%

25© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Retail: By Geography (1) Office: By Geography (1) • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, while considering tenant profile, lease expirations, rollover risk and capital costs • Portfolios are well diversified across geographies and property types Retail • PPBI lends on seasoned Class B and C strip and neighborhood centers in well established higher density markets • No exposure to malls and minimal exposure to big-box retailers Office • PPBI lends on seasoned Class B and C properties located near job centers, emphasis on suburban metro markets • Minimal exposure to Class A high-rise projects or to central business districts Portfolio Characteristics – Retail and Office CRE NOO 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1)Excludes SBA loans (2) DSCR is computed using the most recent NOI provided and annualized current payment amount Retail Office Loan Balance Outstanding(1) $855.5 million $685.3 million Number of Loans 376 254 Average Loan Size $2.3 million $2.7 million Loan-to-Value (Weighted Average) 49% 53% DSCR (Weighted Average)(2) 1.65x 1.56x Seasoning (Weighted Average) 53 months 49 months INVESTOR REAL ESTATE SECURED: CRE NOO RETAIL AND OFFICE Los Angeles 26% Orange County 19% Riverside 4% San Bernardino 1% San Diego 7% San Luis Obispo 9% Santa Barbara 3% Ventura 1% Other CA 2% AZ 7% NV 5% WA 6% Other States 10% Los Angeles 28% Orange County 13% Riverside 5% San Bernardino 2% San Diego 5% San Luis Obispo 5% Santa Barbara 2% Ventura 1% Other CA 11% AZ 8% NV 9% WA 2% Other States 9%

26© 2023 Pacific Premier Bancorp, Inc. | All rights reserved COMMERCIAL AND INDUSTRIAL By Industry (1) • Commercial & Industrial loans focused on small and middle market businesses • Portfolio is well diversified by industry and geography • 87% of borrowers have a deposit relationship • Repayment based on operating cash flows of the business • Disciplined underwriting based on actual results, not projections • Limited exposure to syndicated or leveraged loans Portfolio Characteristics – Commercial and Industrial Loan Balance Outstanding (1) $1.7 billion Number of Loans 4,814 Average Loan Size $362,000 Number of Relationships 3,427 Average Relationship Size (2) $1 million Portfolio Fundamentals (1) Excludes SBA and Franchise loans (2) Based on commitment 1 Distribution by North American Industry Classification System (NAICS) 2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. By Geography (2) Los Angeles 28% Orange County 14% Riverside 10% San Bernardino 4% San Diego 8% San Luis Obispo 3% Santa Barbara 2% Ventura 2% Other CA 11% AZ 3% NV 1% WA 3% Other States 11% Real Estate 9% Public Administration 11% Manufacturing 12% Construction 23% Health Care 3% Financial Services 11% Information 2% Other Services 8% Wholesale Trade 3% Professional Services 4%Agricultur e…Accommodation and Food Services 1% Educational Services 2% Transport and Warehouse 2% Retail Trade 2% Entertainment 2% Administrative 2%

27© 2023 Pacific Premier Bancorp, Inc. | All rights reserved BUSINESS REAL ESTATE SECURED: CRE OWNER OCCUPIED By Industry (1) By Geography (2) • Relationship borrowers who are core banking clients of PPBI • Repayment based on operating cash flows of the business • Business loans secured by owner occupied commercial real estate • Properties located in job centers, with emphasis on metro markets and supporting suburbs, primarily in California and Western states • Disciplined underwriting based on actual business cash flows, not projections • Portfolio is well diversified by industry and geography Portfolio Characteristics – CRE Owner Occupied Loan Balance Outstanding (1) $2.3 billion Number of Loans 1,462 Average Loan Size $1.6 million Loan-to-Value (Weighted Average) 52% Seasoning (Weighted Average) 44 months 1 Distribution by North American Industry Classification System (NAICS) 2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county. Portfolio Fundamentals (1) Excludes SBA and Franchise loans By Geography (2) Los Angeles 31% Orange County 10% Riverside 16%San Bernardino 9% San Diego 6% San Luis Obispo 5% Santa Barbara 5% Ventura 3% Other CA 6% AZ 3% NV 2% WA 1% Other States 3% Manufacturing 11% Health Care 13% Retail Trade 10% Real Estate 6% Other Services 11% Accommodation and Food Services 6% Construction 7% Educational Services 8% Agriculture 5% Wholesale Trade 8% Professional Services 4% Entertainment 3% Financial Services 2% Transport and Warehouse 2%Administrative and Support 3% Other 1%

Strategy and Technology Overview

29© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER 360™ Total client transparency throughout the organization using proprietary Salesforce™ enabled platform ™ Client and Data Management Highly customized solution designed to enhance the client experience, maximize banking relationships, optimize business development and accelerate new client acquisition Workflow Management Automated workflows centered around the client, allowing Pacific Premier to be highly efficient and maximize resource capacity Call Center Management Using the combination of top tier call center technology and Premier 360™, provides employees the right tools to deliver best-in-class services Digital Marketing Management Marketing automation that sends electronic communications to prospective and existing clients on behalf of Pacific Premier ™

30© 2023 Pacific Premier Bancorp, Inc. | All rights reserved CLIENT ACQUISITION - PREMIER 360™ New Client Acquisition Onboarding Clients Premier360™ Reporting  Premier360™ is the central database of all potential banking clients and referral sources  Each relationship manager owns a targeted number of prospects and referral sources which they call regularly  Marketing campaigns are customized, targeted and delivered digitally to prospective clients enabling better call penetration  All client onboarding starts and finishes through Premier360™ – universal client view as every business unit has visibility of each prospective and existing client  Each potential banking relationship is customized to the current and future banking needs of the client  Clients have a dedicated relationship manager that owns the relationship  All potential client and referral source calls and appointments are tracked with activity reports in Premier360™  All business units have access to onboarding pipeline to track progress to ensure client expectations are met  All existing client calls and appointments are tracked in Premier360™ to foster stronger relationships

PPBI Culture and ESG

32© 2023 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER Our culture is defined by our Success Attributes and they are the foundation of our “one bank, one culture” approach Organizational Culture Integrity • Do the right thing, every time. • Conduct business with the highest ethical standards. • Take responsibility for your actions. Improve • Improvement is incremental. Small changes over time have a significant impact. • Mistakes happen. Learn from them and don’t repeat them. • Be responsible for your personal and professional development. Communicate • Over-communicate. • Provide timely and complete information to all stakeholders. • Collaborate to make better decisions. Achieve • Results matter. • Be open to achieving results in new ways. • A winning attitude is contagious. Urgency • Operate with a sense of urgency. • Be thoughtful, making decisions in a timely manner. • Act today, not tomorrow.

33© 2023 Pacific Premier Bancorp, Inc. | All rights reserved We are focused on transparency and continuous improvement in ESG Environmental ISS QualityScore: 4 Social ISS QualityScore: 3 Governance ISS QualityScore: 1 • Published annual Corporate Social Responsibility Report including SASB and TCFD metrics • Completed Materiality Assessment to identify most relevant ESG issues • Procured carbon accounting software and an ESG enterprise reporting solution to track progress • Awarded an Outstanding rating in our last two consecutive Community Reinvestment Act (CRA) exams • Boosted employee cybersecurity training and communication Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact Our commitment to our communities, customers and employees is at the core of our ESG strategy(2) Community Support 7,500 Volunteer Hours 430+ Community Partnerships Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization $76.1M in lending to small businesses and small farms 103k participants reached through financial literacy initiatives • Disclosed Scope 1 and Scope 2 greenhouse gas emissions. Evaluated relevancy of Scope 3 factors. • Established Climate-related Credit Risk Working Group and implemented enhanced climate risk procedures for credit underwriters • Sourced 38% of electricity at a key headquarter building from renewable resources • Materially reduced purchases of single-use cups, plates, and utensils in our offices 1. Management = any individual with direct reports 2. Equitable Access & Financial Inclusion and Community Support data is for the 12-month period ended December 31, 2022 Equitable Access & Financial Inclusion COMMITMENT TO ESG • The Board’s Nominating and Governance Committee, responsible for overseeing ESG program • The full Board and Enterprise Risk Committee oversee information security program • 50% of Board committees chaired by women • 45% of Independent Directors are women and/or of ethnic diversity 3 2 Employee HighlightsCommitment to Human Capital Commitment to Continuous Improvement • Refined Premier Inclusion program and strategy to promote initiatives related to diversity, equity and inclusion • Increased outreach efforts to better identify and attract diverse candidates • Gallup employee engagement survey surpassed average participation rates at 88%

34© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Six Independent Directors Independent Director Tenure Added Since 2019 As of 12/31/22 2022 Rose McKinney-James Managing Principal, Energy Works LLC and McKinney-James & Associates Stephanie Hsieh General Partner and Chief Strategy Officer of Noblespace and prior Executive Director, Biocom California 2021 George Pereira Prior COO and CFO, Charles Schwab Investment Management Inc. 2020 Richard Thomas Prior EVP / CFO, CVB Financial Corp. 2019 Barbara Polsky Senior Advisor, Jiko Group, Inc. and prior Partner Manatt, Phelps & Phillips, LLP 10+ Years 18% 0-4 Years 55% 5-9 Years 27% Commitment to regular refreshment to evolve our Board in line with our strategy Process Overview • Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors • The Board believes in and actively practices diversity and inclusion, with 45% of its independent directors demonstrating gender or ethnic diversity at 12/31/2022 Key Selection Criteria  Integrity and independence  Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience  Substantial accomplishments, and prior or current association with institutions noted for their excellence  Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment  Banking/Financial Services expertise  Public company oversight experience  Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices and regulatory compliance  Special skills, expertise or background that add to and complement the range of skills including cybersecurity, data security, technology and ESG oversight  Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make  Availability and energy necessary to perform duties as a director Our Process in Action Average Tenure 5.5 Years BOARD REFRESHMENT & EVALUATION PROCESS 2019 Jaynie Studenmund Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings

35© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  Shareholder value is our key focus – building long-term value for our owners  Our culture differentiates us and drives fundamentals for all stakeholders  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation  Financial results remain solid – strong capital ratios and core earnings  Emphasis on risk management is a key strength of our organization  We have maintained a strong credit culture in both good times and bad  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011

Appendix: Information - Non-GAAP Reconciliation

37© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands, except per share data Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below. June 30, Sept. 30, Dec. 31, March 31, June 30, 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2022 2022 2023 2023 Total stockholders' equity 175,226$ 199,592$ 298,980$ 459,740$ 1,241,996$ 1,969,697$ 2,012,594$ 2,746,649$ 2,886,311$ 2,755,219$ 2,735,396$ 2,798,389$ 2,831,161$ 2,849,134$ Less: intangible assets 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 970,883 963,812 960,340 956,900 953,729 950,674 Tangible common equity 151,170$ 171,028$ 240,978$ 347,799$ 705,653$ 1,060,415$ 1,120,960$ 1,762,573$ 1,915,428$ 1,791,407$ 1,775,056$ 1,841,489$ 1,877,432$ 1,898,460$ Total assets 1,714,187$ 2,037,731$ 2,789,599$ 4,036,311$ 8,024,501$ 11,487,387$ 11,776,012$ 19,736,544$ 21,094,429$ 21,993,919$ 21,619,201$ 21,688,017$ 21,361,564$ 20,747,883$ Less: Intangible assets 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 970,883 963,812 960,340 956,900 953,729 950,674 Tangible assets 1,690,131$ 2,009,167$ 2,731,597$ 3,924,370$ 7,488,158$ 10,578,105$ 10,884,378$ 18,752,468$ 20,123,546$ 21,030,107$ 20,658,861$ 20,731,117$ 20,407,835$ 19,797,209$ Tangible common equity ratio 8.94% 8.51% 8.82% 8.86% 9.42% 10.02% 10.30% 9.40% 9.52% 8.52% 8.59% 8.88% 9.20% 9.59% Basic shares outstanding 16,656,279 16,903,884 21,570,746 27,798,283 46,245,050 62,480,755 59,506,057 94,483,136 94,389,543 94,976,605 95,016,767 95,021,760 95,714,777 95,906,217 Book value per share 10.52$ 11.81$ 13.86$ 16.54$ 26.86$ 31.52$ 33.82$ 29.07$ 30.58$ 29.01$ 28.79$ 29.45$ 29.58$ 29.71$ Less: intangible book value per share 1.44 1.69 2.69 4.03 11.60 14.55 14.98 10.42 10.29 10.15 10.11 10.07 9.96 9.91 Tangible book value per share 9.08$ 10.12$ 11.17$ 12.51$ 15.26$ 16.97$ 18.84$ 18.65$ 20.29$ 18.86$ 18.68$ 19.38$ 19.61$ 19.79$ As of December 31, As of

38© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. 6/30/2023 3/31/2023 6/30/2022 Net income 57,636$ 62,562$ 69,803$ Plus: amortization of intangible assets expense 3,055 3,171 3,479 Less: amortization of intangible assets expense tax adjustment 868 901 993 Net income for average tangible common equity 59,823$ 64,832$ 72,289$ Average stockholders' equity 2,843,361$ 2,822,392$ 2,764,893$ Less: average intangible assets 51,180 54,310 64,583 Less: average goodwill 901,312 901,312 901,312 Average tangible common equity 1,890,869$ 1,866,770$ 1,798,998$ Return on average equity(1) 8.11% 8.87% 10.10% Return on average tangible common equity(1) 12.66% 13.89% 16.07% Three Months Ended

39© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Losses from 2013-2016 related to Other Than Temporary Impairment For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, amortization of intangible assets expense, and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of investment securities, other income – security recoveries, gain/(loss) on sale from other real estate owned, and loss from debt extinguishment. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Total noninterest expense 50,815$ 54,938$ 73,332$ 98,063$ 167,958$ 249,905$ 259,065$ 381,119$ 380,277$ 396,670$ 97,648$ 98,974$ 100,866$ 99,182$ 101,352$ 100,644$ Less: amortization of intangible assets expense 764 1,014 1,350 2,039 6,144 13,594 17,245 17,072 15,936 13,983 3,592 3,479 3,472 3,440 3,171 3,055 Less: merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 - - - - - - - Less: other real estate owned operations, net 618 75 121 385 72 4 160 1 - - - - - - 108 8 Noninterest expense, adjusted 42,507$ 52,359$ 67,062$ 91,251$ 140,740$ 217,853$ 241,004$ 314,917$ 364,336$ 382,687$ 94,056$ 95,495$ 97,394$ 95,742$ 98,073$ 97,581$ Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 662,374$ 697,112$ 161,839$ 172,765$ 181,112$ 181,396$ 168,610$ 160,092$ Plus: total noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 107,850 88,748 25,894 22,193 20,164 20,497 21,186 20,539 Less: net gain (loss) from investment securities 1,544 1,547 290 1,797 2,737 1,399 8,571 13,882 16,906 1,710 2,134 (31) (393) - 138 - Less: other income - security recoveries(1) (4) (29) - (205) 1 4 2 2 10 - - - - - - - Less: net gain (loss) from other real estate owned - - - 18 46 281 52 (112) - - - - - - - 106 Less: net gain (loss) from debt extinguishment - - - - - - (612) - (180) - - - - - - - Revenue, adjusted 65,715$ 85,494$ 120,397$ 171,067$ 275,832$ 422,054$ 474,524$ 631,764$ 753,488$ 784,150$ 185,599$ 194,989$ 201,669$ 201,893$ 189,658$ 180,525$ Efficiency ratio 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.4% 48.8% 50.7% 49.0% 48.3% 47.4% 51.7% 54.1%

40© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger-related expenses from net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Interest income 63,800$ 81,339$ 118,356$ 166,605$ 270,005$ 448,423$ 526,107$ 630,726$ 696,739$ 768,578$ 168,546$ 183,226$ 199,025$ 217,781$ 221,343$ 225,388$ Interest expense 5,356 7,704 12,057 13,530 22,503 55,712 78,806 56,515 34,365 71,466 6,707 10,461 17,913 36,385 52,733 65,296 Net interest income 58,444 73,635 106,299 153,075 247,502 392,711 447,301 574,211 662,374 697,112 161,839 172,765 181,112 181,396 168,610 160,092 Noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 107,850 88,748 25,894 22,193 20,164 20,497 21,186 20,539 Revenue 67,255 87,012 120,687 172,677 278,616 423,738 482,537 645,536 770,224 785,860 187,733 194,958 201,276 201,893 189,796 180,631 Noninterest expense 50,815 54,938 73,332 98,063 167,958 249,905 259,065 381,119 380,277 396,670 97,648 98,974 100,866 99,182 101,352 100,644 Add: merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 - - - - - - - Pre-provision net revenue 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 389,952$ 389,190$ 90,085$ 95,984$ 100,410$ 102,711$ 88,444$ 79,987$ Pre-provision net revenue(1) 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 389,952$ 389,190$ 360,340$ 383,936$ 401,640$ 410,844$ 353,776$ 319,948$ Average assets 1,441,555$ 1,827,935$ 2,621,545$ 3,601,411$ 6,094,883$ 9,794,917$ 11,546,912$ 16,817,242$ 20,492,402$ 21,513,428$ 20,956,791$ 21,670,153$ 21,687,436$ 21,728,933$ 21,684,873$ 21,058,006$ PPNR / average assets 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.81% 0.43% 0.44% 0.46% 0.47% 0.41% 0.38% PPNR / average assets(1) 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.81% 1.72% 1.77% 1.85% 1.89% 1.63% 1.52%

41© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Cost of non-maturity deposits is a non-GAAP financial measure derived from GAAP-based amounts. Cost of non-maturity deposits is calculated as the ratio of non- maturity deposit interest expense to average non-maturity deposits. We calculate non-maturity deposit interest expense by excluding interest expense for all certificates of deposit from total deposit expense, and we calculate average non-maturity deposits by excluding all certificates of deposit from total deposits. Management believes cost of non-maturity deposits is a useful measure to assess the Company's deposit base, including its potential volatility. Note: All dollars in thousands Q2 2023 Q1 2023 Q2 2022 Total deposits interest expense 53,580$ 40,234$ 2,682$ Less: certificates of deposit interest expense 10,306 7,775 607 Less: brokered certificates of deposit interest expense 18,869 13,056 326 Non-maturity deposit expense 24,405$ 19,403$ 1,749$ Total average deposits 16,876,251$ 17,324,442$ 17,752,727$ Less: average certificates of deposit 1,286,160 1,206,966 922,784 Less: average brokered certificates of deposits 1,767,970 1,443,783 80,182 Average non-maturity deposits 13,822,121$ 14,673,693$ 16,749,761$ Cost of non-maturity deposits 0.71% 0.54% 0.04%